UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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TPG RE FINANCE TRUST, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TPG RE FINANCE TRUST, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 23, 2018. TPG RE FINANCE TRUST, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 See the reverse side of this notice to obtain proxy materials and voting instructions. E42537-P05925 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: Annual Meeting For holders as of: March 26, 2018 Date: May 23, 2018 Time: 10:00 a.m., Eastern Time Location: Park Central Hotel 870 Seventh Avenue New York, New York 10019

E42538-P05925 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 9, 2018 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K Proxy Materials Available to VIEW or RECEIVE: g XXXX XXXX XXXX XXXX g XXXX XXXX XXXX XXXX g XXXX XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods

Voting Items E42539-P05925 The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2 and 3: The Board of Directors recommends you vote EVERY YEAR for proposal 4: 1. Election of Directors Nominees: 01) Avi Banyasz 02) Greta Guggenheim 03) Kelvin Davis 04) Michael Gillmore 05) Wendy Silverstein 06) Bradley Smith 07) Gregory White 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. 3. Advisory Vote on Executive Compensation: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. 4. Recommend, on a non-binding, advisory basis, the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers. NOTE: In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the meeting and any adjournments or postponements thereof. THIS IS NOT A PROXY CARD. To vote these shares on a proxy card, you must request that a paper copy of the proxy materials be mailed to you by following the instructions in this notice.

E42540-P05925